UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 14, 2006

Bell Industries, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

California	001-11471	95-2039211
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1960 E. Grand Avenue, Suite #560, El Segundo, California		90245
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	310-563-2355

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On November 14, 2006, Bell Industries, Inc. (the "Company") issued a press release describing selected financial results of the Company for the quarter ended September 30, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is being filed under Item 2.02, to this Report.

The information hereunder shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any registration statement or other document pursuant to Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

As discussed therein, the press release contains forward-looking statements within the meaning of the Securities Act and the Exchange Act and, as such, may involve known and unknown risks, uncertainties and assumptions. These forward-looking statements relate to the Company's current expectations and are subject to the limitations and qualifications set forth in the press release as well as in the Company's other documents filed with the SEC, including, without limitations, that actual events and/or results may differ materially from those projected in such forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits
The following exhibit is furnished as part of this current period on Form 8-K.
Exhibit No. Item
99.1 Press Release of Bell Industries, Inc., dated November 14, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bell Industries, Inc.

November 14, 2006	By:	/s/ John A. Fellows

Name: John A. Fellows
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of Bell Industries, Inc., dated November 14, 2006.